SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2026

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification Number)
VT		001-15985	03-0283552

(Address of principal executive offices)			(Zip Code)
20 Lower Main St., P.O. Box 667			05661-0667
Morrisville	,	VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Common Stock, $2.00 par value	UNB	Nasdaq Stock Market
(Title of class)	(Trading Symbol)	(Exchanges registered on)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02: Results of Operations and Financial Condition
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibits 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
On February 5, 2026, Union Bankshares, Inc. (the "Company") distributed its Fourth Quarter 2025 unaudited Report to Shareholders (the "Quarterly Report") presenting information concerning the Company's results of operations and financial condition for the three and twelve months ended December 31, 2025 and declaration of a regular quarterly dividend. A copy of the Quarterly Report is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01: Financial Statements and Exhibits
d) Exhibits:

99.1	Union Bankshares, Inc. Fourth Quarter 2025 Report to Shareholders distributed February 5, 2026 referred to in Item 2.02 of the Report as furnished, not filed; herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

February 5, 2026	/s/ David S. Silverman
David S. Silverman
President/Chief Executive Officer

February 5, 2026	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Union Bankshares, Inc. Fourth Quarter 2025 Report to Shareholders distributed February 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)